STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of the 1st day of October, 2009, by and among Patrick Goepel, an individual residing at ____________ (the “Purchaser”) and Forgent Networks, Inc., a Delaware corporation (the “Company”) having an office at 108 Wild Basin Road, Austin, TX 78746.

RECITALS

WHEREAS, the Company desires to sell and the Purchaser desires to purchase from the Company 500,000 shares of Common Stock of the Company on the terms and conditions set forth herein (the “Purchase”);

NOW THEREFORE, in consideration of the mutual promises, agreements, warranties and provisions contained in this Agreement, the parties agree as follows:

SECTION 1

PURCHASE AND SALE OF SHARES

1.

Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell to the Purchaser at the Closing, 500,000 shares of Common Stock of the Company (the “Shares”) at a purchase price of $0.35 per Share, representing an aggregate cash purchase price of $175,000 (the “Purchase Price”), which shall be paid by Purchaser in the form of cash or wire transfer to the Company within thirty (30) days of the date hereof.

SECTION 2

CLOSING

2.

Closing.

2.1

Closing Date.  The closing of the Purchase (the “Closing”) shall be held at the offices of the Purchaser at such time and place upon which the parties shall agree orally or in writing, such time and date being referred to herein as the “Closing Date”.

2.2

Actions at the Closing.  At the Closing, the Company and Purchaser shall take such actions and execute and deliver such agreements and other instruments and documents as necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms, including without limitation the following:

(a)

Company will deliver to Purchaser a certificate or certificates representing all of such Shares, together with stock powers duly endorsed in blank for transfer of such Shares to Purchaser, and the Company shall deliver all other documents required of the Company pursuant to the Agreement.

SECTION 3

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to Purchaser as follows:

3.1

Organization and Qualification.  The Company and its Subsidiaries (as set forth on Schedule 3.1(a) hereto, if any) are entities duly organized and validly existing and, to the extent legally applicable, in good standing under the laws of the State of Delaware and have the requisite power and authorization to own their properties and to carry on their business as now being conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and to the extent legally applicable, is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below).  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, on the transactions contemplated hereby, or on the authority or ability of the Company to perform its obligations hereunder.

3.2

Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof and thereof.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

3.3

Issuance of Shares.  The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

3.4

No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default or breach (or an event which with notice or lapse of time or both would become a default or breach) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, to the extent that such violations conflict, default or right would not reasonably be expected to have a Material Adverse Effect.

3.5

Consents.  Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person (as defined below) in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement.  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof

3.6

Capitalization. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than capital stock issued: (i) pursuant to the terms hereof, (ii) by the Company and reported by the Company pursuant to a Current Report filed on Form 8K under the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), (iii) pursuant to stock options under the Company’s stock option plans and/or the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans or (iv) upon the conversion or exercise of securities of the Company outstanding as of the date of the most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement.

3.7

SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.8

Material Changes. Except as set forth on Schedule 3.8 or elsewhere on the schedules hereto, since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence, development or regulatory action that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. Except as set forth on Schedule 3.8, the Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement or as set forth on Schedule 3.8 or elsewhere on the Schedules hereto, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 trading day prior to the date that this representation is made.

3.9

Litigation. Except as disclosed within the SEC Reports or in Schedule 3.9, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

3.10

Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.

3.11

Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

3.12

Regulatory Permits. To the Company’s knowledge, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.13

Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all security interests, liens, claims, charge or encumbrances (collectively, “Liens”), except for (i) liens for current taxes not yet due, (ii) minor imperfections of title, if any, not material in amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations of the Company or (iii) Permitted Liens (as defined below).

3.14

Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any third party. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by any third party of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.15

Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 4 hereof, no registration under the Shares Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby.

3.16

Transactions With Affiliates and Employees. Other than as contemplated herein or described in SEC Reports, and except as set forth on Schedule 3.16, none of the officers, directors, employees and/or affiliates of Company or the Subsidiaries is a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director employee or such affiliate or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, partner or affiliate other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of Company and (c) for other employee benefits, including stock option agreements under any stock option plan of Company, which in the aggregate (for the total amount in (a), (b) and (c) combined) does not exceed the amount of $25,000 for any officer, director, employee or affiliate.

3.17

Registration Rights. Except as provided herein or as set forth in Schedule 3.17, no Person has any right to cause the Company to effect the registration under the Shares Act of any securities of the Company.

3.18

No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchaser.

3.19

Disclosure. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

SECTION 4

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

4.1

Authorization.  Such Purchaser has full power and authority to enter into this Agreement.  This Agreement,  when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

4.2

Purchase Entirely for Own Account.  This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

4.3

Knowledge.  The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Purchaser has had the opportunity to review and read the SEC Reports, including without limitation the “Risk Factors” set forth therein, and hereby acknowledge that they understand the disclosures made in such SEC Reports and the existence of such “Risk Factors”.

4.4

Restricted Securities.  The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.  The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal, state and province securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Shares and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Other than as set forth herein, the Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale.  The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

4.5

General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.6

Short Sales and Confidentiality Prior To The Date Hereof. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including “short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act, of the securities of the Company (“Stock Transactions”) during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other person or entity representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). The Purchaser further agrees not to engage in any Stock Transactions until the Company files a Current Report on Form 8K under the Exchange Act which annexes a copy of the Agreement thereto.  The Company covenants to file such Current Report on Form 8K under the Exchange Act within five trading days of the Effective Date.

4.7

Accredited Investor.  The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has accurately and truthfully completed the Accredited and FINRA Questionnaire attached hereto as Exhibit A.

SECTION 5

OTHER AGREEMENTS

5.1

Transfer Restrictions.

(a)

The Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(b)

The Purchaser agrees to the imprinting, so long as is required by this Section 5, of a legend on any of the Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

5.2

Removal of Legend. Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 5.1 hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company agrees that at such time as such legend is no longer required under this Section 5, it will, no later than three trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing the Shares, as applicable, issued with a restrictive legend (such third trading day, the “Legend Removal Date”), along with an acceptable legal opinion and broker representation letter, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Company’s transfer agent that enlarge the restrictions on transfer set forth in this Section.

5.3

Compliance with Securities Act.  Purchaser agrees that such Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Shares as set forth in Section 5.1 is predicated upon the Company's reliance upon this understanding.

5.4

Form D and Blue Sky. If required, Company shall file a Form D with respect to the issuance of the Rights (or the issuance of the underlying Common Stock) as required under Regulation D under the Securities Act and, upon written request, provide a copy thereof to Purchaser promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to Purchaser pursuant to the terms hereof under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to Purchaser promptly after such filing.  However, the Company shall not be required to execute any general consent to service of process in order to obtain such blue sky clearance, except in a jurisdiction where the Company is already subject to such process.

5.5

Registration Rights.

(a)

The Company will promptly notify Purchaser in writing at least twenty (20) days prior to filing any registration statement for purposes of effecting a public offering of securities of the Company (excluding any registration statements on Form S-8 or on Form S-4 or any registration statement in connection with a public offering of any security that is not Common Stock) (a “Piggyback Registration”), and the Company will afford Purchaser an opportunity to register on such registration statement (a “Piggyback Registration Statement”) all or any part of the Shares.  If Purchaser desires to include in the Piggyback Registration Statement all or any part of the Shares, Purchaser must, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing and inform the Company of the number of Shares Purchaser wishes to include in the Piggyback Registration Statement.  If  Purchaser decides not to include all of the Shares in the Piggyback Registration Statement, Purchaser will nevertheless continue to have the right to include any Shares in any subsequent Piggyback Registration, all upon the terms and conditions set forth herein.

(b)

If a Piggyback Registration is an underwritten offering, then the Company will so advise Purchaser.  In such event, the right of any of Purchaser’s Shares to be included in a Piggyback Registration will be conditioned upon Purchaser’s participation in such offering on the same terms and conditions as the Common Stock for the account of the Company or other stockholders, as the case may be, and the inclusion of Purchaser’s Shares in the underwriting to the extent provided herein.  If Purchaser desires to distribute his Shares through such underwriting, he will enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Section 5.5, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Purchaser’s Shares) from the Piggyback Registration and the underwriting, and the number of shares that may be included in the Piggy Registration and the Piggyback Registration will be allocated, first, to the Company, second, to any party exercising demand registration rights or any party to which the Company is contractually obligated to register such party’s shares first, and third, any other securities requested to be included in such offering by any other stockholders (including Purchaser) of the Company, pro-rata based on the number of shares held by such stockholder compared to the total number of shares held by all such stockholders.  If Purchaser disapproves of the terms of any such underwriting, Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the registration statement.  Any Shares excluded or withdrawn from such underwriting will be excluded and withdrawn from the Piggyback Registration.

(c)

The Company will pay all expenses incurred in connection with a Piggyback Registration, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

(d)

The obligations of the Company to register the Shares under this Section 5.5 shall terminate whenever Purchaser no longer holds the Shares or may sell all such Shares without registration pursuant to an exemption under Rule 144 or other exemption then applicable.

SECTION 6

CONDITIONS TO CLOSING

6.1

Conditions to Obligations of Each Party.  The respective obligations under this Agreement of each party hereto shall be subject to the satisfaction on or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by agreement of both the parties:

(a)

Conditions to Obligations of Each Party.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby, which makes the consummation of such transactions illegal.

(b)

Representations, Warranties and Covenants  (i) Each of the representations and warranties of Purchaser and Company, as the case may be, in this Agreement shall be true and correct in all material respects as of such Purchaser or Company, on and as of the Closing as though such representation or warranty had been made on and as of the Closing (except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date), and (ii) Purchaser and Company, as the case may be, shall have each performed and complied in all material respects with all their respective covenants, obligations and conditions of this Agreement required to be performed and complied with by Purchaser or Company, as the case may be, as of the Closing.

SECTION 7

INTENTIONALLY OMITTED

SECTION 8

MISCELLANEOUS

8.1

Survival of Warranties.  The representations, warranties and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing.

8.2

Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth herein, or as subsequently modified by written notice.

8.3

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

8.4

Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents referred to herein are the product of both of the parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof and thereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein and therein.

8.5

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

8.6

Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law.  Each of the parties to this Agreement consents to the exclusive jurisdiction and venue of the courts of the state and federal courts of Travis County, Texas.

8.7

Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.8

Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the parties or their respective successors and assigns.  Any amendment or waiver effected in accordance with this Section 8.8 shall be binding upon the parties and their respective successors and assigns.

The parties have duly executed this Stock Purchase Agreement as of the date first above written.

PATRICK GOEPEL

By:

     Name:

     Title:

FORGENT NETWORKS, INC.

By:

     Name:

     Title: